Share-based payments	9 Months Ended
Jul. 31, 2022
Text Block [Abstract]
Share-based payments
14.	Share-based payments
During the first quarter, the Bank granted 1,716,536 options with an exercise price of $85.46 per option and a weighted average fair value of $7.54 to select employees, under the terms of the Employee Stock Option Plan. These stock options vest 50% at the end of the third year and 50% at the end of the fourth year. Options granted prior to December 2014 vest evenly over a four-year period.
The Bank recorded an increase to equity – other reserves of $1 million and $9 million for the three months and nine months ended July 31, 2022 (July 31, 2021 – $1 million and $6 million), respectively, as a result of equity-classified share-based payment expense.